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EXHIBIT 10.54

SECOND AMENDMENT TO CHANGE OF CONTROL SEVERANCE AGREEMENT


      Reference is made to that certain Agreement dated February 23, 1994 and amended as of October 18, 1995 (as so amended, the "Agreement"), between the undersigned, Albert A. Notini, as "Executive" and Wang Laboratories, Inc. as the "Company."

      Based on good and valid consideration, the receipt and sufficiency of which is hereby acknowledged, and with the intent to be bound hereby, the parties agree that:

(1) The second sentence of Section 2 of the Agreement is hereby amended to insert in subpart (ii) of such sentence:

      (a) immediately after the words "any option to acquire shares of the Company's Common Stock" and immediately before the word "awarded" the following: "(other than the Non-Qualified Long-Term Incentive granted March 26, 1997) or any restricted shares of the Company's Common Stock";

      (b) immediately after the word "option" and before the word "or," the following: ", or restricted shares"; and

      (c) immediately after the words "fully exercisable" and before the words "upon the occurrence," the following: "or all restrictions thereon shall terminate, as the case may be,".

(2)   The following sentence shall be added as the third and last sentence in
      Section 2 of the Agreement:

            "Notwithstanding the immediately preceding sentence of this Section 2, in the event of a Change of Control occurring prior to March 27, 1998, the restrictions shall terminate on only seven thousand five hundred (7,500) restricted shares of the Company's common stock granted to the Executive pursuant to that certain Restricted Stock Agreement, dated as of March 26, 1997, upon the occurrence such Change of Control."

(3) The reference to "January 18, 1994" to the first sentence of the October 18, 1995 Amendment to the Agreement is hereby deleted and "February 23, 1994" is substituted.

The parties hereby ratify the Agreement as amended hereby without further changes. This Second Amendment to the Agreement is executed as a document under seal this 27th day of March 1997.


                                 WANG LABORATORIES, INC.

                                 By: /s/ Joseph M. Tucci
                                     -------------------------------------
                                     Joseph M. Tucci
                                     Chairman of the Board and
                                     Chief Executive Officer


AGREED:

By: /s/ Albert A. Notini
    --------------------------
    Albert A. Notini